Exhibit 99.1

English Translation of Hebrew Document of March 29, 2015

Minister of Infrastructure, Energy and Water

March 29, 2015

9 Nisan, 5775

A decision according to Paragraph 49 of the Petroleum Law 1952- 5712

Concerning Land Addition to License 401/"Megiddo- Jezreel"

In accordance to my authority concerning Paragraph 49 of the Petroleum Law 1952-5712 , and following consultations with the Petroleum Board and professional advice, I hereby approve the addition of 67,950 dunam to License 401/”Megiddo-Jezreel “ (herein referred to as Megiddo License).

The annexed area shall be as described in the attached map and the detailed coordinates, as shown in appendix A of the decision.

Silvan Shalom

Minister of Infrastructure, Energy and Water

2

נספח א

רישיון 401/"מגידו-יזרעאל"
לאחר שינוי גבולות
כ-400,000 דונם

220000
230000
240000
250000
730000
720000
710000
700000
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
0 2 4 6 8 10
ק"מ

3